Exhibit 10.12

US SOLARTECH, INC.

SECURITIES PURCHASE AGREEMENT

THE SECURITIES OFFERED PURSUANT TO THIS PURCHASE AGREEMENT AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ALL SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED TO ANY PERSON AT ANY TIME IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERNG SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY’S MANAGER TO THE EFFECT THAT SUCH REGISTRATION IS NOT NECESSSARY.

INVESTMENT IN THE COMPANY IS HIGHLY SPECULATIVE AND INVOLVES SUBSTANTIAL RISK, INCLUDING, BUT NOT LIMITED TO THE RISKS SET FORTH IN THE SECTION ENTITLED “RISK FACTORS” IN THE PRIVATE PLACEMENT MEMORANDUM ATTACHED HERETO. YOU SHOULD REACH THE PRIVATE PLACEMENT MEMORANDUM CAREFULLY BEFORE INVESTING.

This Securities Purchase Agreement (“Purchase Agreement”) is entered into as of September 30, 2009; by and between US SolarTech, Inc., a Delaware corporation with an executive office located at 199 Main Street Suite 706, White Plains, New York 10601 (the “Company”), and ________________with their primary residence at ________________ (“Purchaser”). As used herein, the Company and the Purchaser are individually and respectively referred to as a “Party” and collectively as the “Parties.” Terms not otherwise defined herein shall have the meanings ascribed to them in the Private Placement Memorandum, as amended and attached hereto as Exhibit A (the “Private Placement Memorandum”).

1. Purchase

The Purchaser offers and agrees to purchase, and the Company agrees to issue a (i) subordinated convertible note bearing 7.5% and maturing on September 30, 2011, substantially in the form of Exhibit B in the principal amount set forth on the signature page hereto, and (ii) a warrant to purchase the number of shares of the Company’s common stock, par value $.0001 per share, set forth on the signature page hereto, substantially in the form of Exhibit C hereto (such note and warrant together being the “Securities”), in consideration of the Purchaser remitting the dollar amount designated as the investment amount on the signature page hereto (the “Investment Amount”) to the Company

2. Payment

Simultaneous with the execution of this Agreement, Purchaser shall be deemed to have transmitted in a wire transfer an amount equal to the Investment Amount in accordance with the wiring instructions set forth below.

Bank:                      Citibank NA
Branch 180
244 Main Street
White Plains, NY 10601

ABA:                      021-0000-89

Account:               US SolarTech, Inc.

Account#              99-47167584

3.  The Offering

Purchaser understands that the details of the offering described in the Private Placement Memorandum (the “Offering”) are set forth in the Private Placement Memorandum. The Offering will terminate on, or prior to, September 30, 2009, subject to extension and/or modification in the sole discretion of the Company, and may be extended or modified, including its terms, without notice.

Purchaser understands that this Purchase Agreement is not binding upon the Company unless and until such time as (i) Payment of the Investment Amount is transferred to the Company and (ii) the Company accepts Purchaser’s offer to purchase in writing (the “Closing Date”).

Purchaser acknowledges that the Company reserves the right, in its sole discretion, to accept or reject any Purchase Agreement.

Purchaser acknowledges that Purchaser has received, read, understands and is familiar with this Purchase Agreement, any attachments, including but not limited to the Private Placement Memorandum, and together with any other filed regulatory and bankruptcy court documents and (collectively “Offering Material”), Purchaser further acknowledges that Purchaser has not relied upon any information concerning the Offering, written or oral, other than those contained in this Purchase Agreement and the Offering Material. Purchaser further understands that any other information or literature, regardless of whether distributed prior to, simultaneously with, or subsequent to, the date of this Purchase Agreement shall not be relied upon by Purchaser in determining whether to make an investment in the Securities and Purchaser expressly acknowledges, agrees and affirms that Purchaser has not relied upon any such information or literature in making Purchaser’s determination to make an investment in the Securities and that Purchaser understands that the Company is under no obligation to (and that Purchaser does not expect it to) update, revise, amend or add to any of the information heretofore furnished to Purchaser.

4. Acceptance of Purchase.

Purchaser understands that this Purchase Agreement is not binding upon the Company unless and until such time as (i) Payment of the Investment Amount clears and is credited to the Company’s bank account at Citibank pursuant to Section 2 hereof and (ii) the Company accepts Purchaser’s subscription in writing (the “Acceptance Date”). Purchaser also understands and agrees that the Securities will be issued to Purchaser within thirty (30) days of the Acceptance Date.

5.  Representations and Warranties of Purchaser.

 In order to induce the Company to accept Purchaser’s subscription, Purchaser further represents and warrants to the Company, its Affiliates, as defined in the Securities Act of 1933 (the “Securities Act”), and counsel to the Company (the “Company’s Counsel”), and their respective agents and representatives as follows:

(a) PURCHASER HAS READ THE PRIVATE PLACEMENT MEMORANDUM AND EXAMINED THE RISK FACTORS SET FORTH THEREIN, AND UNDERSTANDS THE SPECULATIVE NATURE OF AND SUBSTANTIAL RISK INVOLVED IN INVESTMENT IN THE COMPANY.

(b) If Purchaser has chosen to do so, Purchaser has been represented by such legal and tax counsel and other professionals, each of whom has been personally selected by Purchaser, as Purchaser has found necessary to consult concerning the purchase of the Securities, and such representation has included an examination of all applicable documents and an analysis of all tax, financial, and securities law aspects thereof deemed to be necessary. Purchaser, together with Purchaser’s counsel, Purchaser’s advisors, and such other persons, if any, with whom Purchaser has found it necessary or advisable to consult, have sufficient knowledge and experience in business and financial matters to evaluate the information set forth in this Purchase Agreement and in the Offering Material and the risks of the investment and to make an informed investment decision with respect thereto. Further, Purchaser has been given the opportunity for a reasonable time period prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering and other matters pertaining to this investment and has been given the opportunity for a reasonable time period prior to the date hereof to verify the accuracy of the Company’s information.

(c) With respect to the United States federal, state and foreign tax aspects of Purchaser’s investment, Purchaser is relying solely upon the advice of Purchaser’s own tax advisors, and/or upon Purchaser’s own knowledge with respect thereto. Purchaser has not relied, and will not rely upon, any information with respect to this offering other than the information contained herein and in the Offering Material.

(d) Purchaser understands that no person has been authorized to make representations or to give any information or literature with respect to this offering that is inconsistent with the information that is set forth herein and in the Offering Material.

(e) Purchaser understands that, other than as provided herein, no covenants, representations, or warranties have been authorized by or will be binding upon the Company, with regard to this Subscription Agreement, the performance of the Company or any expectation of investment returns, including any representations, warranties or agreements contained or made in any written document or oral communication received from or had with the Company, its Affiliates, Company Counsel or any of their respective representatives or agents. Purchaser has not relied upon any information or representation that may be or have been made or given except as permitted under this paragraph.

(f) Purchaser understands that this offering has not been, and it is not anticipated that the same will be, registered under the 1933 Securities Act, or pursuant to the provisions of the securities or other laws of any other applicable jurisdictions, but is being made in reliance upon the provisions of Section 4(2) and/or 4(6) of the 1933 Securities Act and/or Regulation D and the other rules and regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the 1933 Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder. Purchaser is fully aware that the Securities subscribed for by Purchaser are to be sold to Purchaser in reliance upon such safe harbor based upon Purchaser’s representations, warranties, and agreements as set forth herein. Purchaser is fully aware of the restrictions on sale, transferability and assignment of the Securities, and that Purchaser must bear the economic risk of Purchaser’s investment herein for an indefinite period of time because the offering has not been registered under the Securities Act and, therefore, the Securities cannot be offered or sold unless such offer is subsequently registered under the Securities Act or an exemption from such registration is available to Purchaser.

(g) Purchaser is a sophisticated Purchaser (as described in Rule 506(b) (2) (ii) of Regulation D promulgated under the Securities Act and/or an accredited Purchaser (as defined in Rule 501 of Regulation D promulgated under the Securities Act).

(h) Purchaser’s execution and delivery of this Purchase Agreement has been duly authorized by all necessary action and all necessary consents have been obtained. Purchaser has no present intention to sell, distribute, pledge, assign, or otherwise transfer the Securities, which Purchaser acquires pursuant to this offering. Purchaser is making the investment hereunder solely for Purchaser’s own account and not for the account of others and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part.  Purchaser has no present plans to enter into any such contract, undertaking, agreement, or arrangement.

(i) Purchaser agrees that Purchaser will not cancel, terminate or revoke this Subscription Agreement, which has been executed by Purchaser, and that this Purchase Agreement shall survive any sale, assignment or other transfer of control over, or of all or substantially all of Purchaser’s assets or business and Purchaser’s bankruptcy, except as otherwise provided pursuant to the laws of any applicable jurisdiction.

(j) Purchaser has substantial investment experience and is familiar with investments of the type contemplated by this Subscription Agreement. Purchaser confirms that although one of Purchaser’s motivations for investing in the Company is to derive economic benefits therefrom, Purchaser is aware that purchase of the Securities is a speculative investment involving a high degree of risk and there is no guarantee that Purchaser will realize any gain from Purchaser’s investment or realize any tax benefits therefrom and Purchaser is further aware that Purchaser may lose all or a substantial part of Purchaser’s investment. Purchaser understands that there are substantial restrictions on the transferability of, and there is no existing public market for, the Securities and it may not be possible to liquidate an investment in the Securities. Purchaser affirms that Purchaser acknowledges that this investment is highly speculative, involves a high degree of risk and, accordingly, Purchaser can afford to lose the entire investment.

(k) The address set forth herein is Purchaser’s true and correct address and Purchaser has no present intention of becoming a resident of any other country, state, or jurisdiction prior to, or after, Purchaser’s purchase of the Securities.

(l) Purchaser understands the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the date of Purchaser’s purchase of the Securities subscribed for herein. Each such representation and warranty shall survive such purchase.

(m) Purchaser acknowledges and agrees that it shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty made by Purchaser that the Company, its Affiliates, the Company’s Counsel and their respective agents or representatives knew or had reason to know that any such covenant, representation or warranty in this Purchase Agreement or furnished or to be furnished to the Company by Purchaser contained untrue statements. The foregoing shall survive any investigation of Purchaser’s representations and warranties in this Purchase Agreement made by the Company, its Affiliates, the Company’s Counsel and their respective agents or representatives.

(n) No representation or warranty that Purchaser has made in this Subscription Agreement, or in a writing furnished or to be furnished pursuant to this Subscription Agreement, contains or shall contain any untrue statement of fact, or omits or shall omit to state any fact which is required to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact relating to Purchaser’s business, affairs, operations, conditions (financial or otherwise), or prospects, which would materially adversely affect any of the same which has not been fully disclosed by Purchaser to the Company in this Subscription Agreement.

(o) Purchaser has full right, power, and authority to execute and deliver this Purchase Agreement and to perform Purchaser’s obligations hereunder. This Purchase Agreement has been duly authorized, executed and delivered by or on behalf of Purchaser and is a valid, binding and enforceable obligation of Purchaser, enforceable against Purchaser in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting creditors’ rights generally and to general equity principles.

(p) The execution and delivery of this Purchase Agreement by Purchaser will not result in any violation of, or be in conflict with, or result in the default of, any term of any material agreement or instrument to which Purchaser is a party or by which Purchaser is bound, or of any law or governmental order, rule or regulation which is applicable to Purchaser.

(q) Purchaser is duly and validly organized, validly existing and in good tax and corporate standing as a corporation under the laws of the jurisdiction of its incorporation with full power and authority to purchase the Securities to be purchased by it and to execute and deliver this Subscription Agreement.

(r) Purchaser acknowledges and agrees that he/she did not learn about the offering of the Company’s securities through the Company’s preliminary registration statement, including such amendments thereto, filed with the Securities and Exchange Commission and has a direct or indirect prior relationship with the Company.

(s) To Purchaser’s knowledge, except for the payment of $XXX to XXX whose fees, commissions and expenses are the sole responsibility of Purchaser, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Purchaser directly with the Company without the intervention of any person or entity in such manner as to give rise to any valid claim by any person or entity against Purchaser or the Company for a finder’s fee, brokerage commission or similar payment. To the extent Purchaser becomes aware of an additional claim to such fees, commission or payments, Purchaser shall promptly provide the Company with notice of such claim. To the extent any person or entity claims to be entitled to a finder’s fee, brokerage commission, or similar payment in connection with the transactions contemplated hereby, Purchaser shall be liable for all such fees and expenses related thereto to the extent any such claims relate to acts or omissions of Purchaser or to this transaction.

6.  Legend.

Any certificate representing Purchaser’s interest in the Company shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS  IN WHICH THE TRANSFEROR PROVIDES THE COMPANY WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY’S MANAGER TO THE EFFECT THAT REGISTRATION IS NOT NECESSSARY.

7.  Indemnification by Purchaser.

Purchaser hereby agrees to indemnify and hold harmless the Company, its Affiliates, the Company’s Counsel and their respective agents and representatives, from any and all damages, losses, costs, and expenses (including reasonable attorneys' fees to collect such amount of damages, losses, costs, expenses) which they, or any of them, may incur by reason of Purchaser’s failure to fulfill any of the terms and conditions of this Purchase Agreement or by reason of Purchaser’s breach of any of Purchaser’s representations and warranties contained in this Subscription Agreement.

8.  Confidential Information.

For purposes of this Agreement, the term “Confidential Information” will mean and refer to any information, technical data or know-how, patentable and un-patentable, including, but not limited to, software, machinery, research, product plans, product services, customer lists, marketing materials, developments, inventions, process designs, finances, or other trade secrets of the Company or similar items relating to the Company’s business and litigation activities, or that of any supplier, customer or prospective customer, which Confidential Information is designated in writing to be confidential or proprietary, or if given orally, to Purchaser under circumstances reasonably demonstrating or suggesting the confidential or proprietary nature of such information.

The restrictions in this Section shall not apply to information, which (i) prior to or after the time of disclosure becomes part of the public knowledge or literature, not as a result of any inaction or action of Purchaser; (ii) must be delivered in response to a valid order by a court or governmental body, (iii) became or becomes generally available to the recipient on a non-confidential basis from a source other than the Company; or (iv) is approved by the Company, in writing, for release. Purchaser covenants and agrees not to use any Confidential Information for Purchaser’s own use or benefit (directly or indirectly), or for the benefit of any party other than Company. Purchaser may not disclose Confidential Information to third parties except employees, consultants, or professional advisers of the Company in connection with Company business who are required to have the information in order to carry out their duties for the Company. Purchaser agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of the Company in order to prevent the Confidential Information from falling into the public domain or the possession of persons other than those persons authorized hereunder to have such information, which measures shall include the highest degree of care that Purchaser uses to protect Purchaser’s own Confidential Information of a similar nature. Purchaser agrees to immediately notify the Company in writing of any misuse or misappropriation of the Confidential Information, which may come to Purchaser’s attention. All proceeds from a misuse or disclosure of the Company’s Confidential Information will be recoverable from Purchaser responsible for such misuse or disclosure, which Purchaser shall be liable to the Company to the fullest extent of the law.

9.  General Provisions.

(a) Headings. The headings contained in this Purchase Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Subscription Agreement.

(b) Enforceability. If any provision, which is contained in this Subscription Agreement, for any reason, should be held to be invalid or unenforceable in any respect under the laws of any State of the United States or any other jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Subscription Agreement. Instead, this Purchase Agreement shall be construed as if such invalid or unenforceable provisions had not been contained herein.

(c) Notices. Any notice or other communication required or permitted hereunder (“Notice”) must be in writing and sent by either (i) registered or certified mail, postage prepaid, return receipt requested, (ii) overnight delivery with confirmation of delivery, or (iii) confirmed facsimile transmission, in each case addressed as follows:

To the Company:                                                  US Solar Tech, Inc.
Att: Steven Phillips
Chief Financial Officer/Treasurer

199 Main Street - Suite 706
New York, NY 10601
Facsimile No: 914-686-4192

Purchaser:                                                             ___________________
___________________
___________________

Copy to:
Attention: ________________
Facsimile No: ______________

or in each case to such other address and facsimile number as shall have last been furnished by like Notice.  If mailing by registered or certified mail is impossible due to an absence of postal service, and if the other methods of sending Notice set forth in this Section 0 are not otherwise available, Notice shall be in writing and personally delivered to the aforesaid addresses. Each Notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however, that any Notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile.

(d). Governing Law; Disputes. This Purchase Agreement shall in all respects be construed, governed, applied and enforced with the laws of the State of New York without giving effect to the principles of conflicts of laws in New York or under applicable international laws or treaties and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws, and between residents of the State of New York. The Parties hereby consent to and irrevocably submit to personal jurisdiction over each of them by the applicable State or Federal Courts of the State of New York in any action or proceeding, irrevocably waive trial by jury and personal service of any and all process and other documents and specifically consent that in any such action or proceeding, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with this Section 9.

(e) Further Assurances. The Parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions, which are reasonably required to effectuate this Purchase Agreement and the intents and purposes hereof.

(f) Binding Agreement. This Purchase Agreement shall be binding upon and inure to the benefit of the Parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

(g) Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Purchase Agreement shall be deemed to have been made unless expressly set forth in writing and signed by the Party against whom such waiver is charged; and, (i) the failure of any Party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Purchase Agreement or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions; (ii) the acceptance of performance of anything required by this Purchase Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure; and, (iii) no waiver by any Party of one breach by another Party shall be construed as a waiver with respect to any other or subsequent breach.

(h) Counterparts. This Purchase Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i) Entire Agreement. The Parties have not made any representations, warranties, or covenants with respect to the subject matter hereof, orally or in writing, which are not expressly set forth herein, and this Subscription Agreement, together with any instruments or other agreements executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the Parties with respect to the subject matter hereof are merged in this Subscription Agreement, which alone fully and completely express their agreement. This Purchase Agreement may not be changed, modified, extended, terminated, or discharged orally, but only by an agreement in writing, which is signed by all of the Parties to this Subscription Agreement.

(j) Offer to Purchase Irrevocable. Except as set forth herein, this offer to purchase is irrevocable, is subject to all of the terms and provisions contained in the Purchase Agreement, and will survive the death, dissolution, or disability of the Purchaser.

(k) Limited Liability. The Company, its Affiliates, the Company’s Counsel and the Company’s applicable agents and representatives shall not be liable for taking any action pursuant to this Purchase Agreement in the absence of their respective willful misconduct or fraud.

(l). Assignability. This Agreement is not transferable or assignable by the undersigned.

10.  Certification.

Certification with respect to Federal Interest Payments; Backup Withholding in Lieu of Internal Revenue Service Form W-9 - Under penalties of perjury Purchaser certifies as follows:

If it has been provided, the number shown below, as Purchaser’s taxpayer’s identification number is Purchaser’s correct taxpayer identification number. Purchaser is not subject to backup withholding either because Purchaser has not been notified by the Internal Revenue Service that Purchaser is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified Purchaser that it is no longer subject to backup withholding.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Parties have executed this Purchase Agreement as of the dates set forth below.

Accepted and agreed to as of this 30 day of September, 2009

 ______________________
Purchaser

Taxpayer ID Number:    ________________

Note Principal Amount Number of Shares Issuable Upon Warrant Exercise Warrant Exercise Price Investment Amount	$_______ ________ $_______ $_______

US SOLARTECH, INC.

By: _____________________________________
Name: Steven Phillips
Title:  Chief Financial Officer/Treasurer

EXHIBIT A

PRIVATE PLACEMENT MEMORANDUM

EXHIBIT B

FORM OF CONVERTIBLE NOTE

EXHIBIT C

FORM OF WARRANT